3D

                           ASSIGNMENT OF RIGHTS UNDER
                    REAL ESTATE PURCHASE AND SALE AGREEMENTS

     ATLANTIC SEABOARD REALTY, an affiliate of Wahl & Associates, Inc., a Washington corporation ("Wahl"), hereby assigns to EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Eagle"), and Eagle accepts, all of Wahl's right, title and interest (except any right to receive payment of a brokerage commission) in and to the following Real Estate Purchase and Sale Agreements concerning certain real property located in Pierce County, Washington (collectively "Trade Property Agreements"):

     1. Real Estate Purchase and Sale Agreement dated August 4, 1994 between Wahl as buyer and Mary J. McColm as seller, as amended;

     2. Real Estate Purchase and Sale Agreement dated August 4, 1994 between Wahl as buyer and Chlo Elaine Jackson and Charles L. Betts, as seller, as amended;

     3. Real Estate Purchase and Sale Agreement dated August 4, 1994 between Wahl as buyer and Ronald V. and Kathleen A. Gratias, as seller, as amended.

A true and complete copy of the Trade Property Agreements is attached as EXHIBIT A.

     Eagle expressly assumes and agrees to perform all of Wahl's obligations under the Trade Property Agreements and to indemnify, defend and hold Wahl harmless from any and all claims, liabilities or expenses arising under or relating to the Trade Property Agreements. Wahl's assignment to Eagle of Wahl's interest under the Trade Property Agreements is "AS-IS" and Wahl makes no representation or warranty to Eagle concerning the real property which is the subject matter of the Trade Property Agreements including but not limited to the feasibility of the use of such property by Eagle for Eagle's intended purpose.

     In connection with the Trade Property Agreements, Wahl has paid to the sellers under the Trade Property Agreements extension payments in the total amount of $20,800 and has paid $365.68 for title report costs. Concurrently with execution of this instrument by Eagle, Eagle shall pay $21,165.68 to Wahl to reimburse Wahl for such extension payments and title report costs. A schedule of the extension payments made by Wahl is attached as EXHIBIT B.

ASSIGNMENT OF RIGHTS UNDER                                                PAGE 1
PURCHASE AND SALE AGREEMENTS                                      APRIL 11, 1996

     In the event of litigation between the parties hereto, declaratory or otherwise, in connection with this instrument, the prevailing party shall recover its costs and attorneys' fees actually incurred including those incurred before filing suit, which shall be determined and fixed by the court as part of the judgment. The parties covenant and agree that they intend by this paragraph to compensate for attorneys' fees actually incurred by the prevailing party to the particular attorneys involved at such attorneys' then normal hourly rates and that this paragraph shall constitute a request to the court that such rate or rates be deemed reasonable.

     This instrument contains the entire agreement between the parties. The provisions of this instrument shall inure to the benefit of, and shall be binding upon, the successors in interest and assigns of the respective parties hereto. This instrument may not be amended, modified, altered, or changed in any respect whatsoever, except by further agreement in writing duly executed by all the parties hereto.


                                        EAGLE HARDWARE & GARDEN, INC.,
                                        a Washington corporation


Date 5-10-96                            By /s/ Richard T. Takata
    --------------------------            --------------------------------------
                                        Its  President and C.O.O.
                                           -------------------------------------

                                        ATLANTIC SEABOARD REALTY,
                                        an affiliate of Wahl & Associates, Inc., a Washington corporation


Date 6 Aug 96                           By /s/ Arthur L. Wahl
    --------------------------            --------------------------------------
                                        Its  President
                                           -------------------------------------

ASSIGNMENT OF RIGHTS UNDER                                                PAGE 2
PURCHASE AND SALE AGREEMENTS                                      APRIL 11, 1996

                                    EXHIBIT A

                            TRADE PROPERTY AGREEMENTS

                                    EXHIBIT B

                           EXTENSION PAYMENTS SCHEDULE
- -------------------------------------------------------------------------------
          Name                  Date                  Amount Paid
- -------------------------------------------------------------------------------
          Gratias          12/2/94                    $7,250.00
                           11/29/95                    1,500.00
                           12/28/95                    1,500.00
                           1/28/96                     1,500.00
                           4/10/96                     1,500.00
                                                       --------
                                                     $13,250.00
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
          Jackson          12/2/94                     4,200.00
                           11/29/95                      500.00
                           12/28/95                      500.00
                           1/28/96                       500.00
                           4/10/96                       500.00
                                                         ------
                                                      $6,200.00
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
          McColm           12/2/94                       550.00
                           11/29/95                      200.00
                           12/28/95                      200.00
                           1/28/96                       200.00
                           4/10/96                       200.00
                                                         ------
                                                      $1,350.00
- -------------------------------------------------------------------------------